Exhibit 99.1

TheRetirementSolution.com Secures $1.0 Million Financing to
Fund Marketing Launch for Company’s Online and Investor Education Products

New York, NY (July 14,2008) - TheRetirementSolution.com, Inc. (OTCBB:TRES), a provider of investment tools, services and education programs for individual investors, today announced that it has entered into an agreement that will provide the Company with up to $1,000,000 of funding for marketing and advertising campaigns related to the sale of the Company’s investor education products and services. Additionally, an investor has provided $500,000 in financing to be used by the Company as working capital.

The Company intends to expend the marketing funds in this quarter in connection with the launch of its “InvestView” investor education and tools product in several US markets in July and August, 2008. Combined with currently scheduled marketing campaigns, the Company expects to complete a record number of marketing events in the current quarter. Nick Maturo, the CEO of the company, said “the additional marketing funding will enable us to launch our investor education and tools product under our own brand name, which will augment the marketing initiatives currently in place with the company’s other marketing partners. The expectation is that this funding, and the Company’s enhanced marketing efforts, will accelerate the Company’s revenue growth”.

About TheRetirementSolution.com, Inc.

Based in New York City, TheRetirementSolution.com is a fully integrated provider of financial information, financial education and other investor services. The company’s Investor Education unit, Investment Tools and Training (ITT), located in Salt Lake City, Utah, provides students with investment education under the “InvestView” brand. ITT’s goal is to equip students with financial knowledge, skills and investing habits through a diversified, personal education and training system. The company’s Investor Services unit, Razor Data, also based in Salt Lake City, provides complete turnkey solutions to its customers in the financial community that include stock market information and tools, comprehensive database creation and management, distributed web hosting and network environments and complete e-Content creation and management. Additionally, the company, through an exclusive relationship with StockDiagnostics.com, offers subscribers investment portfolios consisting of 250 stocks split into Small, Mid and Large Cap Portfolios, under the brand “in the Black Investing.”

For more information on TheRetirementSolution.com, Inc. visit www.theretirementsolution.com. For more information on StockDiagnostics.com, Inc. visit www.stockdiagnostics.com. For more information on InvestView, visit www.investview.com. For more information on Razor Data, visit www.razordata.com.

Safe Harbor Statement

CERTAIN STATEMENTS IN THIS PRESS RELEASE MAY CONSTITUTE “FORWARD LOOKING STATEMENTS”. WHEN THE WORDS “BELIEVES,” “EXPECTS,” “PLANS,” “PROJECTS,” “ESTIMATES” AND SIMILAR EXPRESSIONS ARE USED, THEYIDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON MANAGEMENT’S CURRENT BELIEFS AND ASSUMPTIONS AND INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT AND INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY THESE FORWARD-LOOKING STATEMENTS. INFORMATION CONCERNING FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS CAN BE FOUND IN OUR PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE UNDERTAKE NO OBLIGATION TO PUBLICLY RELEASE REVISIONS TO THESE FORWARD-LOOKING STATEMENTS TO REFLECT FUTURE EVENTS OR CIRCUMSTANCES OR REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS. THIS PRESS RELEASE SHOULD BE READ IN CONJUNCTION WITH, AND INCORPORATES THE DISCLOSURE CONTAINED IN, THE COMPANY’S CURRENT REPORT ON FORM 8-K THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CONTEMPORANEOUSLY HEREWITH.

Contact:

Bill Kosoff, TheRetirementSolution.com, Inc.
212-227-2242, bkosoff@theretirementsolution.com
Or
Beverly Jedynak, Martin E. Janis & Company, Inc.
312-943-1123, bjedynak@janispr.com